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Supplement to Statement of Additional Information dated March 1, 2020

Harbor High-Yield Opportunities Fund
July 30, 2020
Harbor Funds’ Board of Trustees has determined to liquidate and dissolve the Harbor High-Yield Opportunities Fund (the “Fund”). The liquidation of the Fund is expected to occur on August 31, 2020 (the “Liquidation Date”). The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the Liquidation Date.
Shareholders may exchange shares of the Fund for another Harbor fund, or redeem shares out of the Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus, until the Liquidation Date.
In order to ready the Fund for liquidation, the Fund’s portfolio of investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash, cash equivalents and debt securities with remaining maturities of less than one year. As a result, shareholders should no longer expect that the Fund will seek to achieve its investment objective of seeking total return.
Because the Fund will be liquidating, the Fund is now closed to new investors. The Fund will no longer accept additional investments from existing shareholders beginning on August 14, 2020.
Investors Should Retain This Supplement For Future Reference
S0820.SAI
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